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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 2, 1996


                            THE CHASE MANHATTAN BANK
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
                  --------------------------------------------
                      (Issuer with respect to Certificates)


         DELAWARE             33-93570                13-2633612
      ---------------     -----------------       ------------------
      (State or other        (Commission             (IRS Employer
      jurisdiction of        File Number)         Identification No.)
      incorporation)

          270 Park Avenue, New York, New York            10017
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       (Address of principal executive offices)       (Zip code)

                                 (212) 270-6000
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              (Registrant's telephone number, including area code)
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Item 5. Other Events

     On July 15, 1996, Chase Manhattan Home Equity Loan Trust 1995-1 (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, between The Chase Manhattan Bank, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.03 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.


Item 7(c).  Exhibits.

Exhibit No.                        Description
- -----------                        -----------

20.1             Certificateholder Report for the month of June, 1996
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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       THE CHASE MANHATTAN BANK


                                       By:    /s/ William J. Murray
                                              ---------------------
                                       Name:  William J. Murray
                                       Title: Vice President




Date:  August 2, 1996
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                                INDEX TO EXHIBITS
                                -----------------


Exhibit                  Description                                    Page
- -------                  -----------                                ------------

20.1               Certificateholder Report dated                        5
                   July 15, 1996 delivered pursuant
                   to Section 5.03 of the Pooling
                   and Servicing Agreement as of
                   September 1, 1995.